Exhibit 99.2

Teleconference: Corporate Update

March 3, 2005

© 2005 Genaera Corporation or its affiliates. All rights reserved.

Forward-Looking Statements

This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, known and unknown. Forward-looking statements reflect management’s current views and are based on certain expectations and assumptions. Such statements include, among others, statements regarding these preliminary results, future clinical development plans and prospects for Genaera’s programs, including EVIZONTM (squalamine lactate), squalamine, LOMUCINTM, and IL9 antibody. You may identify some of these forward-looking statements by the use of words in the statements such as “anticipate,” “believe,” “continue,” “develop,” “expect,” “plan” and “potential” or other words of similar meaning. Genaera’s actual results and performance could differ materially from those expressed in these and other forward-looking statements as a result of a number of risk factors, including, but not limited to: Genaera’s history of operating losses since inception and its need for additional funds to operate its business; the costs, delays and uncertainties inherent in scientific research, drug development, clinical trials and the regulatory approval process; the risk that clinical trials for Genaera’s product candidates, including EVIZONTM, squalamine, LOMUCINTM, and IL-9 antibody may not be successful; the risk that subsequent clinical trial results differ from the results discussed today; the risk that Genaera may not obtain regulatory approval for its products, whether due to adequacy of the development program, the conduct of the clinical trials, changing regulatory requirements, different methods of evaluating and interpreting data, regulatory interpretations of clinical risk and benefit, or otherwise; the risk that EVIZON TM ceases to meet the criteria for CMA2 Pilot or Fast Track designation in the future; Genaera’s reliance on its collaborators, in connection with the development and commercialization of Genaera’s product candidates; market acceptance of Genaera’s products, if regulatory approval is achieved; competition; general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industry; and the other risks and uncertainties discussed in this announcement and in Genaera’s filings with the U.S. Securities and Exchange Commission, all of which are available from the Commission in its EDGAR database at www.sec.gov as well as other sources. You are encouraged to read these reports. Given the uncertainties affecting development stage pharmaceutical companies, you are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors. Genaera does not intend (and it is not obligated) to publicly update, revise or correct these forward-looking statements or the risk factors that may relate thereto.

Conference Call Agenda

Introduction Roy Levitt, MD, President and Chief Executive Officer

Financial Review John Skolas, JD, MBA, Executive Vice President, Chief Financial Officer and General Counsel

AMD Disease Overview Roger Vogel, MD Senior Fellow

AMD Program Update Michael Gast, MD, PhD, Executive Vice President, and Chief Medical Officer

Business Development Partnering Update John Armstrong, MBA, Executive Vice President, and Chief Operating Officer

Q&A Session All

Financial Overview (000’s)

Cash & Investments, December 31, 2004: $32,151 Results of Operations:

Year Ended Quarter Ended

December 31, December 31,

2004 2003 2004 2003

Revenues $873 $1,113 $29 $113

R&D Expenses 14,004 7,922 3,612 3,551

G&A Expenses 4,951 2,864 1,403 923

Interest Expense/

(Income) & Other (209) 2,805 (123) (25)

Net Loss $ (17,873) $(12,478) $(4,863) $(4,336)

Net Loss Per Share $(0.34) $ (0.32) $(0.08) $(0.10)

Program Highlights

Four Products in Development

EVIZONTM (pronounced ev' -i -zon)

Phase II “Wet” AMD development

Squalamine

Phase II oncology

LOMUCINTM/Mucoregulator

Phase II cystic fibrosis Alliance with CF Foundation

IL9 antibody

Licensed to MedImmune, Inc. Phase I

EVIZONTM AMD Accomplishments

EVIZONTM Accomplishments

Trial 207 launch, enrolled, preliminary data presented Trial 208 launched and enrolled Trial 209 launched, enrolling Fast Track Continuous Marketing Application Pilot-2 designee EVIZONTM trade name announced Trial 301 (Phase III International, Pivotal Registration)

Anticipate Initiation Q2 ‘05

Trial 302 (Phase III International, Pivotal Registration)

Anticipate Initiation Q2 to Q3 ‘05

Wet AMD Background

Wet Age-Related Macular Degeneration

Pathology: neovascularization in the back of eye leads to rapid blindness.

Most new products aim to inhibit growth factors influencing abnormal vessels.

VEGF and other growth factors are drug targets for these new therapies

Current therapies – only slow the loss of vision –Maintaining visual function is critical!

Bilateral disease offers challenges for local therapy

Continued Vision Loss With Macugen®

Rapid Early Loss of Visual Acuity – Significant Unmet Need

Mean Change in VA (Letters)

0 -2 -4 -6 -8 -10 -12 -14 -16 -18

Macugen® N=291

Sham N=291

6 12 18 24 30 36 42 48 54

Time (Weeks)

Unadjusted, observed Phase III data

Update From The Macula Society Meeting

IV Avastin showed significant improvement in VA and in OCT, in both eyes (n=14 patients) – even though several of the eyes had advanced lesions.

Bilateral exudative AMD may be seen in one third or more of patients at the time of clinical evaluation.

Aggressive lesions (Better than 20/50, less than 2 DA, recent onset, younger age group and RAP) may need urgent combination therapy.

Wet AMD Unmet Needs

Current Treatments, Research and Clinical Implications

Vision stabilization or improvement is critical

Alternatives to avoid chronic frequent intravitreal injections would be welcome

Recent data presentations suggests systemic treatments may improve vision in advanced lesions in 2nd affected eyes

Phase II and III enrollment may benefit from potential to treat 2nd affected eyes

EVIZON TM For AMD

Overview of Characteristics

Potent direct acting anti-angiogenic small molecule which inhibits VEGF and other growth factors

Selective uptake by activated endothelial cells with long intracellular half-life and effects

Rapid systemic clearance minimizes exposure

Excellent safety profile with intravenous use

Potential for broader use in neovascular eye diseases

N

H 2 HN

N O H

H H

O H O S O

O

EVIZONTM

Summary of AMD Timelines

EVIZON Clinical Plans

Trial 207 – (18 patient, open-label PK study)

Enrolled – January 2005

Report interim results at Macula Society & ARVO

Trial 208 – (45 patient, masked, active control (PDT))

Enrolled – February 2005

Interim data anticipated – submitted to ARVO Top line trial results Q4 ‘05

Trial 209 – (100 patient, masked, controlled study)

Anticipate enrollment complete – Q1 ‘05 To run concurrently with Phase III

Trial 301/302 (Phase III, pivotal registration)

First trial anticipated to start—Q2 ‘05

EVIZONTM AMD Phase I/II

Trial 106 Design (40 Treatment Naive Patients, Single Center, Open Label Study)

VA

Baseline

Week 1

Week 2

Week 3

VA

Week 4

VA

Month 2

VA

Month 4

EVIZON Dose, Intravenous (25 or 50 mg/m2)

Primary endpoint: safety

Secondary endpoints: visual acuity (ETDRS), angiography, fundus photos Abbreviations: F/U = follow up; VA = visual acuity

EVIZONTM AMD Phase I/II

TRIAL 106—VA Response Seen Early in Treatment Study Eye (Mean Baseline VA 20/125)

Visual Acuity in Lines Week 2 Week 4 Month 2 Month 4

(Change From Baseline) (n=40) (n=40) (n=39) (n=39)

Positive Change

(³ 3 lines) 10 (25%) 13 (33%) 13 (33%) 10 (26%)

Stable

(£ ± 2 lines) 29 (72%) 27 (67%) 25 (64%) 29 (74%)

Positive Change or Stable 39 (97%) 40 (100%) 38 (97%) 39 (100%)

Negative Change

(³ 3 lines) 1 (3%) 0 (0%) 1 (3%) 0 (0%)

Range Lines Change + 7 to—3 + 8 to—1 + 8 to—3 + 8 to—2

Mean Lines Change + 1.3 + 1.8 + 1.4 + 1.2

EVIZONTM AMD Phase II PK Study

Trial 207 (18 Patients, Multi-Center, Open Label PK Study)

PK

Screening

PK

Week 1

PK

Week 2

PK

Week 3

PK

Week 4

PK

EOT

Month 2

Month 4

EVIZON Dose, Intravenous (10 mg, 20 mg, 40 mg)

Primary Endpoints: safety and PK;

Secondary Endpoints: visual acuity (ETDRS), OCT, angiography, fundus photos Abbreviations: F/U = follow up; PK = pharmacokinetic evaluation

EVIZONTM AMD Trial 207

Pharmacokinetic Results 40 mg Dose

Plasma Profiles Week 1 vs. Week 4

P la s m a S q u a la m in e C o n c (n g /m L )

10000

1000

100

10

0

6 12 18 24

Time (hrs)

(40 mg Infusion Over 40 minutes)

Week 1 Week 4

Patient 001-004

EVIZONTM AMD Trial 207

Baseline Demographics

Overall Data – 40mg Group (N=6)

Mean Age 80.0 years

Male 5 (83%)

Female 1 (17%)

Angiographic CNV Classification

Predominantly Classic 1 (17%)

Minimally Classic 2 (33%)

Progressive Occult 3 (50%)

EVIZONTM AMD Trial 207

EVIZON 40 mg Dose – VA Time Course in Both Affected Eyes

Mean Change in VA (Letters)

10

8

6

4

2

0

- 2

- 4

- 6

Second Affected Eye N=6 (Mean Baseline 20/320)

Study Eye N=6 (Mean Baseline 20/80)

EVIZON Treatments

Macugen® N=291*

Sham N=291*

3 5 8 16

Time (Weeks)

* Macugen® Phase III Data

EVIZONTM AMD Phase II

Trial 207 VA – 40 mg vs. 10 mg Dose—Study Eye

Visual Acuity Score (ETDRS) Letters Week 3 ** EOT *** Month 2 Month 4

(Change From Baseline*) N=6 N=6 N=6 N=6

40 mg Mean Letters Change + 6.8 + 8.2 + 2.7 0

Range Letters Change +18 to -5 +18 to 0 +14 to -9 +18 to -12

Visual Acuity Score (ETDRS) Letters

N=6 N=6 N=6 N=5

(Change From Baseline*)

10 mg Mean Letters Change + 0.7 - 0.8 - 4.8 - 3.0

Range Letters Change +6 to -5 +2 to -8 +5 to -26 +4 to -11

* Baseline Week 1

** Week 3 observations are after 2 doses of EVIZON

*** EOT data collection at Week 5 after 4 doses of EVIZON

EVIZONTM AMD Trial 207

Preliminary Safety Information

No drug-related serious adverse events (SAE)

Some injection site pain

No drug-related ocular AEs No cardiovascular AEs

EVIZONTM AMD Trial 207

EVIZONTM Clinical Conclusions

Minimal systemic exposure (terminal T1/2 ~7 hours) is

associated with excellent safety profile to date Vision stabilization or improvement is observed as early as Week 3 Systemic 40 mg dose of EVIZON preserves or improves vision in all patients through 4 months Both affected eyes responding – advanced lesions also appear to respond Preliminary evidence for dose response Retreatment appears required at monthly intervals

EVIZONTM Competitive Advantages

Summary

Improvement or preservation of vision possible

Potential to treat both affected eyes – about 1/3 to 1/2 of patients have both eyes affected simultaneously

Synergy with other therapies possible

Intravenous EVIZON delivery avoids the complications associated with intravitreal injections

No evidence of acute visual loss as with PDT

EVIZONTM Phase III Update

EVIZONTM Clinical Plans

Trial 209 (runs concurrently with Phase III, used for final sample size estimates during Phase III) Special Protocol Assessment Submitted Trial 301 (Phase III International, Pivotal Registration)

Anticipate Initiation Q2 ‘05

Trial 302 (Phase III International, Pivotal Registration)

Anticipate Initiation Q2 to Q3 ‘05

EVIZON TM

WET AMD MARKET

Favorable Environment

Competitive Landscape

Business Development/Partnering

EVIZON TM

WET AMD MARKET

Favorable Environment

Huge unmet medical need

Incidence/Prevalence numbers large & growing 30-50% have disease in both eyes Pricing continues to be favorable Pharma’s need for Phase III drugs still there

EVIZON TM

WET AMD MARKET

Answering the Unmet Medical Need

Improvement or preservation of vision possible Potential to treat both affected eyes 30 to 50% of patients have both eyes affected

Intravenous EVIZON delivery avoids the complications/side effects associated with intravitreal injections No early evidence of visual loss as with PDT/Macugen

EVIZON TM

WET AMD MARKET

Competitive Landscape

Macugen approved Alcon slowed

Competitive products have not addressed the unmet medical need Rapid market growth

(More patients, longer treatments, better drugs, combinations)

Total market may exceed $5 Billion in next few years Reimbursement pathway better defined Pharma need for Phase III drugs EVIZONTM well-positioned to enter the market

EVIZON TM

WET AMD MARKET

Partnering

WHERE ARE WE TODAY?

Gaining valuable knowledge & experience Moving to Phase III

Market Research

Positive response from retinologists and ophthalmologists IV Administration advantage over intravitreal administration Safety/side effect profile is significant advantage Continue to develop market research data

EVIZON TM

WET AMD MARKET

Partnering (This is not guidance!)

See our negotiating position continuing to improve (data) Competitive landscape improving Market is increasing Data is good to date Keep the program moving rapidly Multi-Billion dollar sales potential

EVIZON TM

WET AMD MARKET

Partnering

Genaera and stockholders have taken all the risk to date Phase III partnership deals have best economics Entering Phase III in 1H 2005

Macugen & Lucentis both in Phase III when partnered

Term sheets have been received

Not there yet

Do want good economics, willing to wait

Believe window is just opening, not closing Only get to do this once

Anticipated Milestones

EVIZONTM

Trial 207 AMD—interim data H1 2005

Trial 208 AMD—interim data Q2 2005

Trial 208 AMD—primary data Q4 2005

Trial 209 AMD—enrollment complete Q1 2005

Trial 301 AMD—start H1 2005

LOMUCIN™/Mucoregulator

Update on Phase II plans Q1 2005

Patents As issued

IL9 antibody

Phase I data 2005

Phase II start/cash milestone 2005